VIEWBIX LTD. AND ITS SUBSIDIARY

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2019

VIEWBIX LTD. AND ITS SUBSIDIARY

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2019

CONTENTS

Page

Interim Consolidated Balance Sheets for the and Six Months ended June 30, 2019 and Year Ended December 31, 2018 (Unaudited)	3 - 4

Interim Consolidated Statements of Comprehensive Loss for the Three and Six Months ended June 30, 2019 and 2018 (Unaudited)	5

Interim Consolidated Statements of Changes in Temporary Equity and Shareholders’ Deficit for the Three and Six Months Ended June 30, 2019 and 2018 (Unaudited)	6 - 7

Consolidated Statements of Cash Flows for Three and Six Months Ended June 30, 2019 and 2018 (Unaudited)	8

Notes to Consolidated Financial Statements (Unaudited)	9 - 16

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VIEWBIX LTD. AND ITS SUBSIDIARY

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

U.S. dollars in thousands (except share data)

		As of June 30	As of December 31
	Note	2019	2018
		Unaudited

ASSETS

CURRENT ASSETS
Cash and cash equivalents		$36	$51
Restricted cash		-	2
Trade receivables		-	15
Prepaid expenses		5	7
Other accounts receivables	3	41	78

Total current assets		$82	$153

NON CURRENT ASSETS
Property and equipment, net	4	$4	$5

Total non-current assets		$4	$5

Total assets		$86	$158

The accompanying notes are an integral part of the interim consolidated financial statements.

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VIEWBIX LTD. AND ITS SUBSIDIARY

CONSOLIDATED BALANCE SHEETS (UNAUDITED) (Cont.)

U.S. dollars in thousands (except share data)

		As of June 30	As of December 31
	Note	2019	2018
		Unaudited
LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT

CURRENT LIABILITIES
Trade payables		$49	$19
Payable to parent company		1,074	789
Other accounts payables	5	89	25

Total current liabilities		$1,212	$833

Commitments and contingencies	7

TEMPORARY EQUITY
Preferred A-1 shares of NIS 0.01 par value - Authorized: 154,000 shares as of June 30, 2019 and December 31, 2018; Issued and outstanding: 153,955 shares as of June 30, 2019, and December 31, 2018		$ *	$ *
Preferred A-2 shares of NIS 0.01 par value - Authorized: 3,760,300 shares as of June 30, 2019 and December 31, 2018; Issued and outstanding: 3,760,217 shares as of June 30, 2019 and December 31, 2018		10	10
Preferred B shares of NIS 0.01 par value - Authorized: 3,509,500 shares as of June 30, 2019 and December 31, 2018; Issued and outstanding: 3,509,446 shares as of June 30, 2019 and December 31, 2018		9	9
Preferred C shares of NIS 0.01 par value: Authorized: 9,352,000 shares as of June 30, 2019 and December 31, 2018; Issued and outstanding 5,563,162 shares as of June 30, 2019 and December 31, 2018		15	15
Preferred C-1 shares of NIS 0.01 par value: Authorized: 2,123,000 shares as of June 30, 2019 and December 31, 2018; Issued and outstanding 2, 122, 652 shares as of June 30, 2019 and December 31, 2018		11	11
Preferred C-2 shares of NIS 0.01 par value: Authorized: 350,000 shares as of June 30, 2019 and December 31, 2018; Issued and outstanding 302,261 shares as of June 30, 2019 and December 31, 2018		1	1
Total temporary equity		$46	$46

SHAREHOLDER’ DEFICIT

Share Capital
Ordinary shares of NIS 0.01 par value - Authorized: 23,872,000 shares as of June 30, 2019 and December 31, 2018;Issued and outstanding: 210,323 shares as of June 30, 2019 and December 31, 2018		$1	$1

Additional paid-in capital		12,872	12,872
Accumulated deficit		(14,045)	(13,594)

Total shareholders’ deficit		$(1,172)	$(721)

Total liabilities, temporary equity and shareholders’ deficit		$86	$158

(*) Represents an amount less than $1.

The accompanying notes are an integral part of the interim consolidated financial statements.

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VIEWBIX LTD. AND ITS SUBSIDIARY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

U.S. dollars in thousands (except share data)

		For the six months ended June 30		For the three months ended June 30
	Note	2019	2018	2019	2018
		Unaudited		Unaudited

Revenues	8	$76	$149	$42	$76
Cost of revenues		3	56	5	26

Gross profit		73	93	37	50

Operating expenses:
Research and development		88	100	53	21
Selling and marketing		142	80	58	32
General and administrative		232	48	110	22

Operating loss		389	135	184	25

Financial expenses (income), net	9	39	(14)	15	(12)

Loss before tax		428	121	199	13

Taxes on income	10	23	-	4	-

Net loss		$451	$121	$203	$13

Loss per share - basic and diluted	11	$2.14	$0.58	$0.97	$0.06

Weighted average number of ordinary shares outstanding used in the computations of loss per share (in thousands)		210,323	210,323	210,323	210,323

The accompanying notes are an integral part of the interim consolidated financial statements.

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VIEWBIX LTD. AND ITS SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT

U.S. dollars in thousands (except share data)

	Preferred A-1			Preferred A-2		Preferred B		Preferred C		Preferred C-1		Preferred C-2		Total temporary	Ordinary shares		Additional paid-in	Accumulated	Total shareholders’
	Number	Amount		Number	Amount	Number	Amount	Number	Amount	Number	Amount	Number	Amount	equity	Number	Amount	capital	deficit	deficit

Balance as of January 1, 2019	153,955	$	*	3,760,217	$10	3,509,446	$9	5,563,162	$15	2,122,652	$11	302,261	$1	$46	210,323	$1	$12,872	$(13,594)	$(721)

Net loss for the period	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(248)	(248)

Balance as of March 31, 2019	153,955	$	*	3,760,217	$10	3,509,446	$9	5,563,162	$15	2,122,652	$11	302,261	$1	$46	210,323	$1	$12,872	$(13,842)	$(969)

Net loss for the period	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	$(203)	$(203)

Balance as of June 30, 2019 (unaudited)	153,955	$	*	3,760,217	$10	3,509,446	$9	5,563,162	$15	2,122,652	$11	302,261	$1	$46	210,323	$1	$12,872	$(14,045)	$(1,172)

(*) Represents an amount less than $1.

The accompanying notes are an integral part of the interim consolidated financial statements.

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VIEWBIX LTD. AND ITS SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT

U.S. dollars in thousands (except share data)

	Preferred A-1			Preferred A-2		Preferred B		Preferred C		Preferred C-1		Preferred C-2		Total temporary	Ordinary shares		Additional paid-in	Accumulated	Total shareholders’
	Number	Amount		Number	Amount	Number	Amount	Number	Amount	Number	Amount	Number	Amount	equity	Number	Amount	capital	deficit	deficit

Balance as of Januay 1, 2018	153,955	$	*	3,760,217	$10	3,509,446	$9	5,563,162	$15	2,122,652	$11	-	$-	$45	210,323	$1	$12,623	$(13,019)	(395)

Net loss for the period	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(108)	(108)

Balance as of March 31, 2018	153,955	$	*	3,760,217	$10	3,509,446	$9	5,563,162	$15	2,122,652	$11	-	$-	$45	210,323	$1	$12,623	$(13,127)	(503)

Net loss for the period	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(13)	(13)

Balance as of June 30, 2018 (unaudited)	153,955	$	*	3,760,217	$10	3,509,446	$9	5,563,162	$15	2,122,652	$11	-	$-	$45	210,323	$1	$12,623	$(13,140)	(516)

(*) Represents an amount less than $1.

The accompanying notes are an integral part of the interim consolidated financial statements.

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VIEWBIX LTD. AND ITS SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

U.S. dollars in thousands (except share data)

	For the six months ended June 30		For the three months ended June 30
	2019	2018	2019	2018
	Unaudited		Unaudited

Cash flows from operating activities

Net loss for the period	$(451)	$(121)	$(203)	$(13)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	1	1	*	*

Changes in assets and liabilities:

Decrease in trade receivables	15	21	2	20
Decrease (Increase) in prepaid expenses and in other receivables	39	-	56	-
Increase (decrease) in trade payables	30	(21)	13	2
Increase (decrease) in other accounts payables	64	(48)	12	(63)
Increase in payable to parent company	285	214	139	74

Net cash provided by (used in) operating activities	(17)	46	19	20

Increase (decrease) in cash and cash equivalents and restricted cash	(17)	46	19	20

Cash and cash equivalents and restricted cash at the beginning of the year	53	24	17	50

Cash and cash equivalents and restricted cash at the end of the year	$36	$70	$36	$70

(*) Represents an amount less than $1

The accompanying notes are an integral part of the interim consolidated financial statements.

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VIEWBIX LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands (except share data)

NOTE 1:	GENERAL

A.	Company description:

Viewbix Ltd (the “Company”) was incorporated on February 2006 in Israel. The Company has developed an interactive video platform based on Software as a Service (“SaaS”) business model with interactive elements, and the ability to collect and analyze information about each interactive action performed during the viewing of the video clip. The interactive elements and information gathered, allowing the advertiser to analyze user viewing habits and optimize real-time throughout the campaign while increasing the effectiveness of online and live video advertising.

The Company has a wholly-owned US subsidiary, Viewbix Inc. (the “Subsidiary”), which was formed in 2008. The Subsidiary is engaged in marketing of the Company’s products. The Company generates substantially all of its revenues from US based clients.

On November 20, 2018 (the “Closing Date”), the Company’s shareholders signed an agreement with Algomizer Ltd. (“Algomizer” or the “Parent company”). Pursuant to the agreement, Algomizer acquired 99.83% of Company’s share capital.

B.	Going Concern:

The Company has incurred $ 389 in operating losses for the six months ended June 30, 2019, $1,172 shareholders’ deficit as of June 30, 2019 and $ 721 in total shareholders’ deficit as of December 31, 2018 and $ 17 in negative cash flows from operations for the six months ended June 30, 2019. Management expects the Company to continue to generate substantial operating losses and to continue to fund its operations primarily through utilization of its current financial resources and through additional raises of capital.

Such conditions raise substantial doubts about the Company’s ability to continue as a going concern. Management’s plan includes raising funds from outside potential investors. However, there is no assurance such funding will be available to the Company or that it will be obtained on terms favorable to the Company or will provide the Company with sufficient funds to meet its objectives. These financial statements do not include any adjustments relating to the recoverability and classification of assets, carrying amounts or the amount and classification of liabilities that may be required should the Company be unable to continue as a going concern.

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Significant Accounting Policies:

The accompanying unaudited consolidated financial statements include the accounts of the Company and its wholly owned subsidiary and prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and with the instructions to Form 8-K. The interim condensed financial statements have been prepared on the same basis as the annual financial statements and, in the opinion of management, reflect all adjustments, which include only normal, recurring adjustments that are necessary to present fairly the Company’s results for the interim periods presented.

Certain information and footnote disclosures normally included in financial statements in accordance with generally accepted accounting principles have been omitted pursuant to the rules of the Securities and Exchange Commission (“SEC”). The accompanying unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in our annual financial statements for the fiscal year ended December 31, 2018 filed on Form 8-K.

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VIEWBIX LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands (except share data)

NOTE 3:	OTHER ACCOUNTS RECEIVABLES

Composition:

	As of June 30	As of December 31
	2 0 1 9	2 0 1 8
	Unaudited

Government authorities	$41	$78
	$41	$78

NOTE 4:	PROPERTY AND EQUIPMENT

Composition:

	As of June 30	As of December 31
	2 0 1 9	2 0 1 8
	Unaudited

Cost:
Computers and related equipment	$34	$34
Office furniture and equipment	6	9
	40	43

Accumulated depreciation	36	38

Net book value	$4	$5

NOTE 5:	OTHER ACCOUNTS PAYABLES

Composition:

	As of June 30	As of December 31
	2 0 1 9	2 0 1 8
	Unaudited

Other payables and deferred revenues	$89	$25
	$89	$25

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VIEWBIX LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands (except share data)

NOTE 6:	CONVERTIBLE LOANS

A.	On December 31, 2016, the Company entered into a loan agreement with several lenders for proceeds of $175. The principal does not bear interest and is due one year after the date of funding. The principal amount could be converted into 211,583 Preferred C-2 shares of the Company at conversion rate of $0.8271 per share (See Note 6C).

B.	On February 15, 2017, the Company entered into a loan agreement with several lenders for proceeds of $75. The principal does not bear interest and is due on December 31, 2017. The principal amount could be converted into 90,678 Preferred C-2 shares of the Company at conversion rate of $0.8271 per share (See Note 6C).

The Company considered ASC 815-15 and ASC 470-20 and concluded its convertible loans do not include an embedded derivative that will require bifurcation and measurement as a derivative instrument.

C.	On December 31, 2017, the due date for all principals was extended to December 11, 2018. On October 31, 2018, as part of the agreement with Algomizer the lenders converted the convertible loans into 302,261 Preferred C-2 shares.

NOTE 7:	COMMITMENTS AND CONTINGENCIES

During August 2019, a motion was filed against the Company and, the parent company. Algomizer claiming that the applicants were entitled to receive shares of the Company as part of the consideration in the Company’s acquisition by Algomizer. In the opinion of the Company’s management, the applicants’ claims are based on incorrect assumptions and deals with the distribution of the internal shares between the applicants and the other former shareholders of the Company before the acquisition transaction, resulting in a consideration coming to the applicants following the acquisition transaction. Therefore, to the understanding of the Company and its legal advisers, the claim may not create financial exposure to the Company.

NOTE 8:	TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT

A.	Composition:

	As of June 30		As of December 31
	2019		2018
	Authorized	Issued and outstanding	Authorized	Issued and outstanding
	Unaudited
	Number of shares

Ordinary shares	23,872,000	210,323	23,872,000	210,323

Temporary Equity

Preferred A-1 shares	154,000	153,955	154,000	153,955
Preferred A-2 shares	3,760,300	3,760,217	3,760,300	3,760,217
Preferred B shares	3,509,500	3,509,446	3,509,500	3,509,446
Preferred C shares	9,352,000	5,563,162	9,352,000	5,563,162
Preferred C-1 shares	2,123,000	2,122,652	2,123,000	2,122,652
Preferred C-2 shares	350,000	302,261	350,000	302,261
	19,248,800	15,411,693	19,248,800	15,109,432

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VIEWBIX LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands (except share data)

NOTE 8:	TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT (Cont.)

B.	Voting rights:

Ordinary shares confer the right to participate in the general meetings, to one vote per share for any purpose, to an equal part, on share basis, in distribution of dividends and to equally participate, on share basis, in distribution of excess of assets and funds from the Company and they shall not confer other privileges unless stated hereunder or in the Companies Law otherwise. Some investors have standard anti-dilutive rights, registration rights, and information and representation rights.

A preferred shareholder shall have one vote for each ordinary share that would have been received if preference shares had been converted into ordinary shares.

C.	Preferred shares:

Preferred shares may be converted into ordinary shares at any time. The preferred shares shall be automatically converted into ordinary shares if (a) the holders of at least (i) 67% (sixty seven percent) of the issued and outstanding Preferred C/C-1 shares, (ii) a majority of the issued and outstanding Preferred B shares, and (iii) a majority of the issued and outstanding Preferred A shares, so agree in writing; or (b) in the event of an IPO.

The conversion price for any class or series of preferred share shall be subject to adjustment, as follows: at any time, upon each issuance or deemed issuance by the Company of any new securities at a price per share less than the applicable conversion price in effect on the date of and immediately prior to the issuance of such new securities, the conversion price shall be reduced.

Preferred shares have priority in the distribution of dividends and upon liquidation in accordance with the Company’s Articles of Association (“AOA”). These rights may be changed if a meeting of the Company’s shareholders gather up and decides on a change of regulations in this context.

The preference mechanism for liquidation and the distribution of dividends gives priority to the most recent preferred shareholders.

The preferred shares are convertible into 16,199,520 ordinary shares of the Company.

For further information on preferred shares, see section D of this note.

Redemption

The Company’s AOA do not provide redemption rights to the holders of the preferred shares. In the event of a liquidation event, all the funds and assets of the Company available for distribution among all the shareholders shall be distributed based on a certain mechanism as described in the Company’s AOA. Although the preferred shares are not redeemable, in the event of certain “deemed liquidation events” that are not solely within the Company’s control (including merger, acquisition, or sale of all or substantially all of the Company’s assets), the holders of the preferred shares would be entitled to preference amounts paid before distribution to other shareholders (as explained in the previous paragraph) and hence effectively redeeming the preference amount. In accordance with ASR 268 and ASC 480 “Distinguishing Liabilities from Equity”, the Company’s preferred shares are classified outside of shareholders’ deficit as a result of these in-substance contingent redemption rights. As of December 31, 2018 and 2017, the Company did not adjust the carrying values of the convertible preferred shares to the deemed liquidation values of such shares since a liquidation event was not probable of occurring.

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VIEWBIX LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands (except share data)

NOTE 8:	SHAREHOLDERS’ DEFICIT (Cont.)

D.	Issuance of shares:

On February 7, 2019, Algomizer signed a share swap agreement with Virtual Crypto Technologies Inc. (“VCT”), a company which common shares are traded on the OTC Exchange. In return for the transfer of all the shares of the Company to VCT, VCT shares and options will be allotted to Algomizer as follows: (a) Shares representing 65% of VCT’s issued capital fully diluted after completion of the transaction to be allocated to Algomizer on the closing date of the transaction; (b) Options to purchase VCT shares constituting 10% of VCT’s issued capital,

The options will be allocated to Algomizer after and subject to the arrival of VCT to a market value of US $ 15 million. (c) Additional options for the purchase of VCT shares constituting 10% of the issued capital of VCT the options will be allocated to Algomizer after and subject to the arrival of VCT to a market value of US $ 25 million. (d) Shares representing 5% of the issued capital of VCT on a fully diluted basis after completion of the transaction to be allocated to Algomizer subject to completion of a business milestone related to the operations of the company in the field of video. The transaction is subject to fulfillment of the preconditions stipulated in the agreement.

NOTE 9:	FINANCIAL EXPENSES (INCOME), NET

Composition:

	For the six months ended June 30		For the three months ended June 30
	2019	2018	2019		2018
	Unaudited		Unaudited

Bank fees	$1	$2	$	*	$	*
Exchange rate differences	38	(16)		15		(12)
	$39	$(14)		$15		$(12)

(*) Represents an amount less than $1.

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VIEWBIX LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands (except share data)

NOTE 10:	TAXES ON INCOME

A.	Tax rates applicable to the income of the Company:

Viewbix Ltd. is taxed according to Israeli tax laws. The Israeli corporate tax rate was 25% in the year 2016, 23% in year 2018, 2019 and onwards. Such corporate tax rate changes have no significant impact on the Company’s financial statements.

Viewbix Inc. is taxed according to U.S. tax laws. On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the “Act”), which among other provisions, reduced the U.S. corporate tax rate from 35% to 21%, effective January 1, 2018.

B.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	As of June 30	As of December 31
	2 0 1 9	2 0 1 8
	Unaudited

Deferred R&D expenses	$246	$271
Operating loss carryforward	11,668	10,784
	$11,914	$11,055

Net deferred tax asset before valuation allowance	2,740	2,543
Valuation allowance	(2,740)	(2,543)
Net deferred tax asset	-	-

As of June 30, 2019, the Company has provided valuation allowances of $ 2,740 in respect of deferred tax assets resulting from tax loss carryforward and other temporary differences. Management currently believes that because the Company has a history of losses, it is more likely than not that the deferred tax regarding the loss carryforward and other temporary differences will not be realized in the foreseeable future.

C.	Available carryforward tax losses:

As of June 30, 2019, the Company has an accumulated tax loss carryforward of approximately $11,668. Carryforward tax losses in Israel are of unlimited duration and carryforward tax losses in the U.S. generally can be carried forward and offset against taxable income indefinitely. Utilization of U.S. net operating tax losses may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating tax losses before utilization.

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VIEWBIX LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands (except share data)

NOTE 10:	TAXES ON INCOME (Cont.):

D.	Loss (income) from continuing operations, before taxes on income, consists of the following:

	For the six months ended June 30		For the three months ended June 30
	2019	2018	2019	2018
	Unaudited		Unaudited

USA	$49	$(12)	$7	$(1)
Israel	379	133	192	14
	$428	$121	$199	$13

NOTE 11:	LOSS PER SHARE-BASIC AND DILUTED

Composition:

	For the six months ended June 30		For the three months ended June 30
	2019	2018	2019	2018
	Unaudited		Unaudited

Basic and diluted:

Net loss attributable to ordinary stockholders	451	121	203	13

Weighted-average ordinary shares	210,323	210,323	210,323	210,323

Loss per share-basic and diluted	2.14	0.58	0.97	0.06

NOTE 12:	TRANSACTION AND BALANCES WITH PARENT COMPANY

Balances:

	June 30,	December 31,
	2 0 1 9	2 0 1 8

Payable to parent company	$1,074	$789

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VIEWBIX LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

U.S. dollars in thousands (except share data)

NOTE 12:	TRANSACTION AND BALANCES WITH PARENT COMPANY (Cont.)

As part of the agreement with Algomizer, the parties agreed to have the Company’s operations outsourced to Algomizer from the agreement date and until the acquisition is consummated. The following term were included in the agreement pursuant to the above:

(a)	From May 2018 all of the Company’s employees will become employees of Algomizer.

(b)	Between the periods of May 2018 to October 2018, Algomizer will pay the full expenses of the employees (see A above) as well as other related expenses.

(c)	From the Closing Date, the employees transferred from the Company to Algomizer will dedicate half of their time to the Company’s operations and correspondingly 50% of the costs to be incurred by Algomizer in respect of these employees are to be charged to the Company.

No amounts were paid by the Company to Algomizer during 2018 and 2019 in respect of the above, which resulted in a parent company payable of $789 as of December 31, 2018 and $1,074 as of June 30, 2019.

NOTE 13:	SUBSEQUENT EVENTS

On July 25, 2019, after all the terms that were fulfilled to complete the transaction describe in note 8D(4), the stock exchange transaction was executed. As a result of all stock allocations described in note 8D(4) and as all options are exercised and will meet the milestones outlined, Consequently Algomizer will hold 65% of the issued and outstanding share capital of VCT and 72.8% of the share capital of VCT on a fully diluted basis.

The Company evaluated subsequent events from June 30, 2019 to the date on which the accompanying financial statements were issued. The Company concluded that no other subsequent events have occurred that would require recognition or disclosure in the accompanying consolidated financial statements.

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